EXHIBIT 10.15


                                  Amendment No. 3 To
                              Kentucky Utilities Company
                              Supplemental Security Plan
                      (As Amended and Restated Effective As Of
                                   August 1, 1991)


                    The Kentucky Utilities Company Supplemental Security

          Plan (As Amended and Restated Effective As Of August 1, 1991), as

          heretofore amended (the "Plan"), is hereby further amended,

          effective as of November 1, 1996, in the following respects:

                    1.   By deleting Section 1.4 of the Plan and inserting

          in lieu thereof the following:

                         "1.4  "Cause" shall have the meaning as set forth
                    in Section 8.6(iii)."

                    2.   By deleting Section 1.5(a) of the Plan and

          inserting in lieu thereof the following:

                         "(a) The Company or Parent is merged or
                    consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than 60% of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction is held in the aggregate by the holders of the then-outstanding securities entitled to vote generally in the election of directors (the "Voting Stock") of (i) if the Reorganization has not occurred, the Company, and
                    (ii) otherwise, the Parent, immediately prior to such transaction;".

                    3.   By deleting Section 1.5(b) of the Plan and

          inserting in lieu thereof the following:

                         "(b) The Company or Parent sells or otherwise
                    transfers all or substantially all of its assets to any other corporation or other legal entity, and as a result of such sale or transfer less than 60% of the combined voting power of the then-outstanding securities of such other corporation or entity immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of (i) if the Reorganization has not occurred, the Company, and

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                    (ii) otherwise, the Parent, immediately prior to such
                    sale or transfer;".

                    4.   By deleting Section 1.6 of the Plan and inserting

          in lieu thereof the following:

                         "1.6 Change-In-Control Period" shall mean in
                    respect of each and every occurrence of a Change in Control, the period commencing on the date of the occurrence of such Change in Control and shall continue until the expiration of the second anniversary of such date; provided, however, in the event of a Change in Control resulting from a filing of a report or proxy statement described in subparagraph (d) of the definition of Change in Control, the Change-In-Control Period shall continue until the later of (A) such second anniversary date or (B) the earlier of (i) the date any transaction, occurrence or event described in such report or proxy statement (a "Transaction") is consummated or (ii) the date it is determined that such Transaction will not be consummated. The Board of Directors of the Company may make the determination referred to in clause (ii) by resolution adopted in good faith."

                    5.   By deleting Section 4.2 of the Plan and inserting

          in lieu thereof the following:

                         "4.2 In the event that there is a Change in
                    Control and thereafter the Member's employment with the Employer and all Affiliates is terminated for reasons other than Cause during the Change-In-Control Period applicable to such Change-In-Control, the Member shall be entitled to and the Company shall pay or cause to be paid to the Member in cash the Change-in-Control Retirement Benefit within thirty (30) days following such Member's termination of employment. In the event a Member's employment is terminated during more than one Change-In-Control Period, however, only one Change-in-Control Retirement Benefit shall be paid to the Member, and the amount of such Change-in-Control Retirement Benefit shall be the greatest amount determined with respect to the Change-in-Control Periods in which the Member's termination occurs."



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                    6.   By deleting Section 4.5 of the Plan and inserting

          in lieu thereof the following:

                         "4.5 In the event there is a Change in Control and
                    the Member's employment with the Employer and all Affiliates is terminated for reasons other than Cause after the end of the Change-in-Control Period applicable to the Change in Control but not during any subsequent Change-in-Control Period and neither the Member nor his Beneficiary is entitled to benefit payments under Article III or Article V, the Company shall pay or cause to be paid in cash to the Member or the Member's Beneficiary in the event of the Member's death an amount equal to his Lump Sum Accrued Benefit within thirty (30) days following the Member's termination of employment."

                    7.   By deleting Section 8.2 of the Plan and inserting

          in lieu thereof the following:

                         "8.2 If, following the occurrence of a Change in
                    Control, a Member's employment with the Employer and all Affiliates shall be terminated during the Change-in-Control Period applicable to the Change in Control other than pursuant to Section 8.6 hereof, or if the Member shall terminate his employment pursuant to the applicable provisions of Section 8.7 hereof, the Company will continue to provide or cause to be provided the following benefits and will further pay or caused to be paid to the Member or the Member's Beneficiary in the event of the Member's death the following amounts within five (5) business days after the Member's Termination Date:

                              (i)  A lump sum cash payment in an amount
                         equal to the Member's Change-in-Control Severance Benefit.

                              (ii) For a period commencing on his
                         Termination Date and ending on the third anniversary thereof, the Company shall arrange to provide the Member with Continued Employee Benefits (and if and to the extent that such benefits shall not or cannot be paid or provided under any policy, plan, program or arrangement of the Company or its Affiliates, then the Company shall itself pay or provide or caused to be paid or provided for the payment to the Member, his dependents and beneficiaries, such Continued Employee Benefits). Without otherwise limiting the purposes or effect of Section 8.8 hereof, Continued Employee Benefits otherwise receivable by the Member pursuant to the first sentence of

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                         this Section 8.2(ii) shall be reduced to the
                         extent comparable welfare benefits are actually received by the Member from another employer during such period following the Member's Termination Date, and any such benefits actually received by the Member shall be reported by the Member to the Company. For purposes of determining the period of continuation coverage to which the Member or any of his dependents is entitled pursuant to Section 4980B of the Code (or any successor provision thereto) under any group health plan maintained by the Company or its Affiliates, the Member shall be considered to have remained employed until the third anniversary of his Termination Date.

                    In the event a Member's employment is terminated under the circumstances described above in this Section 8.2 during more than one Change-in-Control Period, only one Change-in-Control Severance Benefit shall be paid to the Member hereunder, and the amount of such Change-in-Control Severance Benefit and Continued Employee Benefits payable hereunder shall be the greatest amounts determined with the respect to the Change-in-Control Periods in which the Member's termination occurs."

                    8.   By deleting the phrase "Change-in-Control Period"

          where it appears in Section 8.6 of the Plan and inserting in lieu thereof the phrase "Change-in-Control Period applicable to the

          Change in Control".

                    9.   By deleting Section 8.6(iii) of the Plan,

          inserting the word "or" after the semi-colon at the end of

          Section 8.6(ii), and renumbering Section 8.6(iv) of the Plan as

          Section 8.6(iii).

                    10.  By deleting the phrase "Change-in-Control Period"

          where it appears in Section 8.7 of the Plan and inserting in lieu thereof the phrase "Change-in-Control Period applicable to the

          Change in Control".




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                    11.  By changing the reference to "Section 8.6(iv)"

          where it appears in Section 8.7 of the Plan to read "Section

          8.6(iii)".

                    12.  By deleting Section 8.7(vii) of the Plan and

          inserting lieu thereof the following:

                    "(vii) Notwithstanding the provisions of Section 8.7(i)
               through (vi) above, any Member who immediately prior to the Change in Control (other than a Change in Control within the meaning of Section 1.5(d)) occupied one or more of the following positions with Kentucky Utilities Company:

                    (A)  Chairman of the Board,

                    (B)  President,

                    (C)  Chief Financial Officer,

                    (D) if immediately prior to the Change in Control the positions described in subsections (A), (B) and
                         (C) above are filled in the aggregate by less than three persons, Executive Vice President,

                    (E)  Senior Vice President of Kentucky Utilities
                         Company, or

                    (F)  Corporate Secretary

               may terminate his employment with the Employer and its Affiliates for any reason, including without limitation other employment, during the 30-day period commencing on the first anniversary of the date on which the Change in Control (other than a Change in Control within the meaning of Section 1.5(d)) occurs."











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                    IN WITNESS WHEREOF, the Company has caused this

          instrument to be executed by the Chairman of the Board, President and Chief Executive Officer, having been duly authorized by the

          Board of Directors of the Company on December 16, 1996, effective as of November 1, 1996.

                                             KENTUCKY UTILITIES COMPANY



                                             By/s/Michael R. Whitley
                                               Chairman of the Board,
                                               President and Chief
                                               Executive Officer

                                             Date of Signature January 6, 1997




















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